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UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE WORLDCOM, INC. SECURITIES
LITIGATION

                                                                 MASTER FILE
                                                              02 Civ. 3288 (DLC)

This Document Relates To:

02 Civ. 3288           02 Civ. 4973         02 Civ. 8230
02 Civ. 3416           02 Civ. 4990         02 Civ. 8234
02 Civ. 3419           02 Civ. 5057         02 Civ. 9513
02 Civ. 3508           02 Civ. 5071         02 Civ. 9514
02 Civ. 3537           02 Civ. 5087         02 Civ. 9515
02 Civ. 3647           02 Civ. 5108         02 Civ. 9516
02 Civ. 3750           02 Civ. 5224         02 Civ. 9519
02 Civ. 3771           02 Civ. 5285         02 Civ. 9521
02 Civ. 4719           02 Civ. 8226         03 Civ. 2841
02 Civ. 4945           02 Civ. 8227         03 Civ. 3592
02 Civ. 4946           02 Civ. 8228         03 Civ. 6229
02 Civ. 4958           02 Civ. 8229         03 Civ. 7298
03 Civ. 7299

                             MEMORANDUM OF AGREEMENT

      This Memorandum of Agreement (the "Agreement") is an agreement between (i) the Lead Plaintiff, Alan G. Hevesi, Comptroller of the State of New York, as Administrative Head of the New York State and Local Retirement Systems and as Trustee of the New York State Common Retirement Fund, and the Additional Named Plaintiffs, Fresno County Employees Retirement Association, the County of Fresno, California, and HGK Asset Management, Inc., and the Class (as defined in paragraph 1 below) (collectively, "Plaintiffs"), and (ii) Defendants Citigroup Inc., Citigroup Global Markets Inc., formerly known as Salomon Smith Barney Inc., Citigroup Global Markets Limited, formerly known as Salomon Brothers International Limited, and Jack B.

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Grubman (the "Citigroup Defendants") (collectively, the "Parties"), by and through their undersigned attorneys. The Parties have reached an agreement in principle for the settlement of the above-captioned litigation between them (the "Action") on the terms set forth below and subject to court approval. This Agreement outlines the principal terms of the proposed settlement (the "Settlement") and is intended to be used as a basis for drafting a Stipulation and Agreement of Settlement (the "Stipulation") and accompanying papers that shall embody the terms set forth herein and such other and consistent terms as are agreed upon by counsel for the Parties.

      1. The Class consists of all persons who purchased or otherwise acquired publicly traded securities of WorldCom, Inc. ("WorldCom"), during the period between April 29, 1999 and June 25, 2002, inclusive (the "Class Period"), excluding the defendants in the Action, members of the families of the individual defendants in the Action, any entity in which any defendant in the Action has a controlling interest, officers and directors of WorldCom and its subsidiaries and affiliates, and the legal representatives, heirs, successors or assigns of any such excluded party. See In re WorldCom, Inc. Securities Litigation, No. 02 Civ. 3288 (DLC), 2003 WL 22420467, at * 2 & n.3 (S.D.N.Y.
Oct. 24, 2003).

      2. The Citigroup Defendants shall pay to Lead Plaintiff, for the benefit of the Class, in settlement of the claims against them, the Settlement Amount (together with accrued interest on that amount calculated from the date forty-five (45) days after preliminary approval of the Settlement, as defined in the Stipulation, until the date when the Settlement receives Final Approval, as defined in paragraph 9 below, at the interest rate for six-month United States treasury bills on the date interest begins to run),

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to be deposited into an interest-bearing escrow account maintained by
Plaintiffs' Co-Lead Counsel (the "Settlement Fund") within five (5) days after the date the Settlement has received Final Approval, as defined in paragraph 9 below. The Settlement Amount is $2.65 billion in cash; except that: (i) the Settlement Amount(s) allocated to members of the Class who purchased shares of WorldCom stock will be reduced by X% -- with "X" equal to the sum total of the number of shares of common stock held by Class members who opt out of the Class (the "Stock Opt-Outs"), expressed as a percentage of the number of shares of all publicly held common stock of WorldCom outstanding on June 25, 2002, minus one and one-half (l 1/2%) percent; provided that the percentage of the holdings of the Stock Opt-Outs, exceeds one and one-half (l 1/2%) percent, otherwise "X" is equal to zero (0); (ii) the Settlement Amount(s) allocated to members of the Class who purchased May 2000 WorldCom notes will be reduced by Y% -- with "Y" equal to the sum total of the face value of all May 2000 notes held by those individual plaintiffs who opt out of the Class (the "May 2000 Debt Opt-Outs"), minus an amount equal to one and one-half (1 1/2%) percent of the total face value of all the debt securities issued by WorldCom pursuant to the May 2000 offering; provided that the sum total of the face value of all May 2000 notes held by the May 2000 Debt Opt-Outs exceeds one and one-half (1 1/2%) percent of the total face value of all the debt securities issued by WorldCom pursuant to the May 2000 Offering, otherwise "Y" is equal to zero (0); and (iii) the Settlement Amount(s) allocated to members of the Class who purchased May 2001 WorldCom notes will be reduced by Z% -- with "Z" equal to the sum total of the face value all May 2001 notes held by those individual plaintiffs who opt out of the Class (the "May 2001 Debt Opt-Outs"), minus an amount equal to one and one-half (1 1/2%) percent of the total face

                                        3
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value of all the debt securities issued by WorldCom pursuant to the May 2001 offering; provided that the sum total of the face value of all May 2001 notes held by the May 2001 Debt Opt-Outs exceeds one and one-half (l 1/2%) percent of the total face value of all the debt securities issued by WorldCom pursuant to the May 2001 Offering, otherwise "Z" is equal to zero (0). For purposes of the calculations provided for in this paragraph, the WorldCom security holdings of the plaintiffs in the actions listed on Schedule A attached to this Agreement who have not evinced their intention to "opt in" to the Class are excluded.

      3. The Settlement Fund deposited into the escrow account designated by Lead Plaintiff and all interest accruing thereon shall be deemed to be in the custody of the Court and will remain subject to the jurisdiction of the Court until such time as it is distributed to approved claimants. The Stipulation will provide that the Settlement Fund shall be a "qualified settlement fund" within the meaning of section 468B of the Internal Revenue Code and contain customary terms complying with section 468B and Treasury regulations promulgated thereunder and customary provisions concerning indemnification of the Citigroup Defendants by the Settlement Fund for any tax liabilities of the Settlement Fund.

      4. Following execution of this Agreement, Lead Plaintiff, the Citigroup Defendants, and their counsel shall use their best efforts to finalize and execute, as soon as practicable, the Stipulation and such other documentation as may be required or appropriate in order to obtain approval by the Court of the Settlement. Promptly upon execution of the Stipulation, the Lead Plaintiff and the Citigroup Defendants shall apply to the Court for preliminary approval of the Settlement and for the

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scheduling of a hearing for consideration of final approval of the Settlement and, in Lead Counsel and Lead Plaintiffs' discretion, the application for an award of attorneys' fees and expenses. The Parties and their counsel shall use their best efforts to obtain final Court approval of the Settlement. The Settlement Fund, less the costs associated with notice to the class and administration of the Settlement, applicable taxes, attorneys' fees and reimbursement of expenses and experts fees, as approved by the Court, shall constitute the Net Settlement Fund to be distributed in the manner set forth below.

      5. The Stipulation shall provide (among other terms): (a) for the entry of an order by the Court preliminarily approving the Stipulation and Settlement and directing that notice of settlement be provided to members of the Class; (b) that the Citigroup Defendants have denied that they have committed any act or omission giving rise to any liability and/or violation of law, and state that they are entering into this Settlement solely to eliminate the uncertainties, burden and expense of further protracted litigation, and that Plaintiffs, without conceding any defect or lack of merit in the claims they have asserted, acknowledge the uncertainties they face with respect to their claims; (c) that neither this Agreement, nor the Settlement, nor any of their terms, nor any press release or other statement or report by the Parties or by others concerning this Agreement, the Settlement or their terms, shall constitute an admission or finding of wrongful conduct, acts or omissions on the part of any Citigroup Releasee (defined in paragraph 12 below) or be admissible in any proceeding (other than one to enforce the terms of the Stipulation) for any purpose whatsoever; (d) that the allocation of the Net Settlement Fund among the members of the Class shall be subject to a plan of allocation ("Plan of Allocation") that provides for the creation of three subclasses as described

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herein, subject to a further allocation plan within each subclass in the sole discretion of the Lead Plaintiff ("Supplemental Plan of Allocation"), but shall further provide that any decision by the Court concerning the Plan of Allocation or the Supplemental Plan of Allocation shall not affect the validity or finality of the proposed Settlement; (e) that the Net Settlement Fund shall be allocated among the subclasses as follows: (i) 12.65% of the Net Settlement Fund to claims asserted under the Securities Act of 1933 (the "Securities Act") by purchasers of debt securities offered by WorldCom in May 2000; (ii) 42.35% of the Net Settlement Fund to claims asserted under the Securities Act by purchasers of debt securities offered by WorldCom in May 2001; and (iii) 45% of the Net Settlement Fund to claims asserted under the Securities Exchange Act of 1934 (the "Exchange Act") by class members who, during the Class Period, purchased WorldCom common stock and/or publicly-traded debt securities issued prior to the beginning of the Class Period; (f) that Plaintiffs' Co-Lead Counsel may (but need not at the time the Stipulation is filed) apply for and receive an award of attorneys' fees and reimbursement of expenses from the Settlement Fund in such amounts as may be approved by the Lead Plaintiff (consistent with the retainer agreement entered into between Lead Plaintiff and Lead Counsel), and as approved by the Court, and that any decision by the Court concerning the amount of any fee award shall not affect the validity or finality of the proposed settlement; and (g) that the Citigroup Defendants shall have the right to terminate the Settlement as provided in paragraph 13 below.

      6. Any award of attorneys' fees and expenses paid to Plaintiffs' Co-Lead Counsel shall be paid solely from the Settlement Fund or other settlements agreed to in this action.

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      7.    The Citigroup Defendants take no position and will take no position with respect to the proposed Plan of Allocation and Supplemental Plan of Allocation described in paragraph 5 above, or any other such plan as may be approved by the Court. Both Plaintiffs and the Citigroup Defendants shall be bound by the terms of this Agreement and by the Settlement, irrespective of whether the Court disapproves or modifies the Plan of Allocation and/or Supplement Plan of Allocation.

      8. The Settlement is not a claims made settlement and if all conditions of the Settlement are satisfied and there is a Final Judgment that is not overturned or materially and adversely modified on appeal or as a result of proceedings on remand of any appeal concerning approval of the Settlement, then the Citigroup Defendants will relinquish their rights to an individual or collective interest in the Settlement Fund. The Net Settlement Fund shall be disbursed to Authorized Claimants upon approval by the Court. Lead Plaintiff does not contemplate seeking a Supplemental Plan of Allocation until a later date. No funds from the Net Settlement Fund shall be disbursed to the Class until after all appeals from the Court's Final Judgment approving the Settlement and any further proceedings on remand have been resolved, or the time for appeal regarding the Settlement ("Final Approval") has expired. The Citigroup Defendants will have no involvement in reviewing or challenging any Proof of Claim and Release and will have no liability with respect to this process.

      9. The Stipulation will provide that Bernard Ebbers, Scott Sullivan, David Myers, Buford Yates, James C. Allen, Judith Areen, Carl J. Aycock, Max E. Bobbitt, Francesco Galesi, Clifford L. Alexander, Jr., Stiles A. Kellett, Jr., Gordon S. Macklin, John A. Porter, Bert C. Roberts, Jr., John W. Sidgmore, Lawrence C. Tucker,

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Arthur Andersen LLP, J.P. Morgan Chase & Co., J.P. Morgan Securities, Inc., J.P.
Morgan Securities Ltd., Banc of America Securities LLC, Deutsche Bank Alex.
Brown Inc. (formerly known as Deutsche Bank Securities Inc.), Chase Securities Inc., Lehman Brothers Inc., Blaylock & Partners, L.P., Credit Suisse First
Boston Corp., Goldman, Sachs & Co., UBS Warburg LLC, ABN/AMRO Inc., Utendahl Capital Partners, L.P., Tokyo-Mitsubishi International plc, Westdeutsche Landesbank Girozentrale, BNP Paribas Securities Corp., Caboto Holding SIM
S.p.A., Fleet Securities, Inc., Mizuho International plc (each individually and with any foreign affiliate through which May 2001 notes were distributed, "Non-Settling Entity/Individual"; collectively the "Non-Settling Entities/Individuals"), are permanently BARRED, ENJOINED and RESTRAINED from commencing, prosecuting, or asserting any claim for indemnity or contribution against the Citigroup Releasees (as that term is defined in paragraph 12 below) (or any other claim against the Citigroup Releasees where the injury to the Non-Settling Entity/Individual is the Non-Settling Entity's/Individual's liability to the Plaintiffs), arising out of or related to the claims or allegations asserted by Plaintiffs in the Complaint, whether arising under state, federal or foreign law as claims, cross-claims, counterclaims, or third-party claims, whether asserted in the Complaint, in this Court, in any federal or state court, or in any other court, arbitration proceeding, administrative agency, or other forum in the United States or elsewhere.

            10. At their election, J.P. Morgan Chase & Co., J.P. Morgan Securities, Inc., J.P. Morgan Securities Ltd., Banc of America Securities LLC, Deutsche Bank Securities Inc., Chase Securities Inc., Lehman Brothers Inc., Blaylock & Partners, L.P., Credit Suisse First Boston Corp., Goldman, Sachs & Co., UBS Warburg LLC,

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ABN/AMRO Inc., Utendahl Capital Partners, L.P., Tokyo-Mitsubishi International
plc, Westdeutsche Landesbank Girozentrale, BNP Paribas Securities Corp., Caboto Holding SIM S.p.A., Fleet Securities, Inc., Mizuho International plc (each individually and with any foreign affiliate through which May 2001 WorldCom notes were distributed, "Underwriter"; collectively, the "Non-Settling Underwriters") may, within 45 days after written notice to all Underwriter Defendants of the execution of this Agreement, settle the Securities Act claims asserted against them in the Complaint on the same terms, modified to reflect each Underwriter's proportionate share of the relevant offerings, as the Citigroup Defendants. Any Underwriter that chooses not to enter into such a settlement nevertheless shall be entitled to judgment credit in an amount equal to the maximum amount permitted under applicable law.

            11. In the event that the Court, after a hearing conducted on notice pursuant to Fed. R. Civ. P. 23(e) (the "Settlement Fairness Hearing"), shall ultimately approve the Settlement, the Parties shall submit to the Court an Order and Final Judgment directing consummation of the Settlement, confirming the certification of the Class, approving the terms and conditions of the Settlement as described above, providing for the payment of attorneys' fees and expenses, as described above, reserving jurisdiction over the effectuation of the Settlement and barring and enjoining Plaintiffs and members of the Class from prosecuting in this Action or any other action or proceeding any Released Claims (as that term is defined below), and further providing for the following:
(a) the dismissal of this action on the merits and with prejudice as against Plaintiffs and members of the Class; (b) the release by Plaintiffs and all members of the Class of all claims of every nature and description, known and unknown, arising out of or relating to

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investments (including, but not limited to, purchases, sales, exercises, and decisions to hold) in securities issued by WorldCom, as well as options or derivatives based on the value of securities issued by WorldCom, arising out of or relating to any analyst research reports or other statements relating to WorldCom, or arising out of or relating to any disclosures, registration statements or other statements by WorldCom, including without limitation all claims asserted by or that could have been asserted by Plaintiffs or any member of the Class (the "Released Claims"), against the Citigroup Defendants, their respective present and former parents, subsidiaries, divisions and affiliates, the present and former employees, officers and directors of each of them, the present and former attorneys, accountants, insurers, and agents of each of them, and the predecessors, heirs, successors and assigns of each (together, the "Citigroup Releasees"), and any person or entity in which any Citigroup Releasee has or had a controlling interest or which is or was related to or affiliated with any Citigroup Releasee; and (c) the release by the Citigroup Defendants and their counsel, of Plaintiffs, their respective present and former parents, subsidiaries, divisions and affiliates, Plaintiffs' Co-Lead Counsel and assisting counsel, the present and former employees, officers and directors of each of them, the present and former accountants, insurers, and agents of each of them, and the predecessors, heirs, successors and assigns of each, and the members of the Class from any claims relating to the institution or prosecution of the Action. The releases described in this paragraph do not operate to preclude any plaintiff or claimant from making any claim with respect to any funds made available as a result of the WorldCom bankruptcy, WorldCom's settlement with the Securities and Exchange Commission, or any other

                                       10

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regulatory agency fund. Moreover, nothing in this paragraph is intended to release any claims asserted by the Class against the Non-Settling
Entities/Individuals.

            12. The consummation of the Settlement as provided herein shall be subject to the following conditions: (a) the drafting and execution of the Stipulation and such other documentation as may be required to obtain final court approval of the Settlement; and (b) final court approval of the Settlement. In addition, the Citigroup Defendants may, in their sole discretion, withdraw from and terminate the Settlement if final Court approval is not obtained of a bar provision that reflects the terms set forth in paragraph 10 of this Agreement.

            13. Plaintiffs' Co-Lead Counsel may apply to the District Court after preliminary approval for up to $3,000,000 out of the Settlement Fund to cover Notice and Administration Costs (as defined in paragraph 15 below) incurred by Plaintiffs' Co-Lead Counsel in connection with this Settlement. Plaintiffs' Co-Lead Counsel shall refund to the Citigroup Defendants the remaining balance of the Settlement Fund, net of Notice and Administration Costs incurred, including any interest actually earned, within 5 days if the Settlement is overturned or materially and adversely modified on appeal or as a result of further proceedings on remand of any appeal with respect to the Settlement, or otherwise does not become effective.

            14. Any Notice and Administration Costs, as well as all applicable taxes, shall be paid out of the Settlement Fund. Notice and Administration Costs shall include, among other things, the cost of publishing summary notice in the national and international editions of The Wall Street Journal or other national news service, printing and mailing the full Notice and Proof of Claim and Release, as directed by the Court, and

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the cost of processing proofs of claim and distributing the Net Settlement Fund to Class members who timely submit a valid Proof of Claim and Release.

      15. If the Settlement outlined in this Agreement is not approved by the Court or is terminated: (a) the Settlement shall be without force and effect upon the rights of the Parties hereto, and none of its terms shall be effective or enforceable; and (b) the Parties shall revert to their litigation positions immediately prior to the execution of this Agreement. Neither this Agreement, nor the Settlement, nor the fact of the existence of this Agreement or the Settlement, nor any of the terms of this Agreement or the Settlement, nor any press release or other statement or report by the Parties or by others concerning this Agreement, the Settlement, their existence or their terms, nor any negotiations or proceedings hereunder, shall be offered or received in evidence in any trial of this Action or any other action or proceedings, nor shall they be deemed to constitute any evidence or admission of liability or wrongdoing on the part of any of the Citigroup Defendants or Releasees, which is expressly and unequivocally denied.

      16. Plaintiffs and the Citigroup Defendants agree to apply jointly to the Court promptly after execution of this Agreement for severance of the claims against the Citigroup Defendants from the claims against the Non-Settling Entities/Individuals, and for a stay and adjournment of all deadlines as between the Citigroup Defendants and Plaintiffs relating to such severed claims for eight months. The Citigroup Defendants acknowledge, however, that further discovery of the Citigroup Defendants may be sought in connection with Lead Plaintiff's prosecution of claims against the Non-Settling Entities/Individuals. The Parties agree that if, at the expiration of the eight-month period, the Settlement still has not received Final Approval, as defined in paragraph 9 above, that

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the parties will jointly apply for a further stay and adjournment. In the event the Settlement is not approved by the Court or is terminated, the Parties agree that, subject to Court approval: the Parties may take additional discovery in this Action for a period of not less than three months following such non-approval or termination, with expert and pre-trial motion practice, including without limitation summary judgment motions, to follow the closure of the additional discovery period; no application shall be made by Plaintiffs to consolidate the severed claims against the Citigroup Defendants with the claims asserted against the Non-Settling Entities/Individual; any trial of the claims against the Citigroup Defendants in this Action shall commence no earlier than eight months after such non-approval or termination; and, in all events, any trial of the claims against the Citigroup Defendants shall not be scheduled until after the completion of the trial of the claims asserted against the Non-Settling Entities/Individuals. Lead Plaintiff and the Citigroup Defendants also agree jointly to apply to the Court promptly after execution of this Agreement (a) for a stay of all proceedings in all the actions consolidated or coordinated with the Action under the caption In re WorldCom, Inc. Securities Litigation, Master File No. 02 Civ. 3288 (DLC), for a period of three weeks, until May 31, 2004; (b) for an extension of the fact discovery cut-off for a period of three weeks, until July 9, 2004; and, (c) for a seven-week extension of all other deadlines provided for by the Court in all the actions consolidated or coordinated with the Action under the caption In re WorldCom, Inc. Securities Litigation, Master File No. 02 Civ. 3288 (DLC), except the dates set for filing of the Joint Pretrial Order and motions in limine and the start date set for the trial of the above-captioned litigation. Plaintiffs acknowledge that, given the amount of discovery taken by them of the Citigroup

                                       13
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Defendants and others to date, including extensive document and other written discovery as well as numerous depositions, Plaintiffs are satisfied that an adequate factual record has been established that supports the Settlement and hereby waive any right to conduct further discovery to assess or confirm the Settlement.

      17. Plaintiffs and the Citigroup Defendants' agree jointly to apply for a stay of the appeal pending before the Second Circuit of this Court's order granting certification of a class action, In re WorldCom, Inc. Securities Litigation, No. 03-9350 (the "Appeal"). In the event the Settlement is not approved by the Court or is terminated, Plaintiffs and the Citigroup Defendants agree jointly to apply to reinstate the Appeal on an expedited basis. Nothing in this Agreement, the Settlement, the fact of the existence of this Agreement or the Settlement, or any of the terms of this Agreement or the Settlement shall affect, or shall be construed to affect, the merits of the Citigroup Defendants' Appeal or the Citigroup Defendants' arguments in support of their Appeal, or the Lead Plaintiff's arguments in opposition to the Appeal.

      18. Plaintiffs and the Citigroup Defendants agree jointly to provide notice to the Second Circuit Court of Appeals of the execution of the Agreement, and to further provide notice that, until such time as an opinion issues in California Public Employees' Retirement System v. Bobbitt, et al., No. 04-0219, or a fixed opt-out date is established, the Parties will be unable to seek Final Approval of the Settlement.

      19. Plaintiffs' Co-Lead Counsel may designate the settlement claims administrator, subject to Court approval.

      20. The Parties agree that the Settlement and Plan of Allocation set forth herein constitutes a fair, reasonable and adequate resolution of the claims that

                                       14

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Plaintiffs asserted against the Citigroup Defendants, and that it promotes the public interest. The Parties further agree that unless ordered by the Court, they will not publicize, disseminate, refer to, or otherwise distribute to any third party any information regarding the negotiations between the Parties, or any information or documents they have obtained from the other side in connection with the Action, whether the information was obtained through document or other written discovery, or through depositions, or otherwise.

      21. Except for attorney notes, pleadings, other Court submissions and transcripts of depositions, Plaintiffs agree to return to the Citigroup Defendants, at the Citigroup Defendants' option, all discovery obtained from the Citigroup Defendants within thirty (30) days after all the claims in the above-captioned litigation against all Defendants have either been settled, tried to final judgment, or otherwise resolved.

      22. This Agreement may be executed in counterparts, including by signature transmitted by facsimile. Each counterpart when so executed shall be deemed to be an original, and all such counterparts together shall constitute the same instrument. The undersigned signatories represent that they have authority from their clients to execute this Agreement.

      23. The Parties acknowledge that this Agreement constitutes the entire agreement between the Parties, entered into following substantial arm's length negotiations between the Parties in an effort to resolve all claims that have been or could be asserted by Plaintiffs on behalf of the Class against the Citigroup Defendants.

      24. The terms of this Agreement and Settlement shall inure to and be binding upon the Parties and their successors in interest. This Agreement may be amended or modified only by a written instrument signed by each of the respective Parties hereto, or their counsel acting on their behalf.

      25. All applications to the Court with respect to any aspect of this Settlement shall be presented to and determined by United States District Judge Denise L. Cote (the "Court"). Upon execution of this Agreement, the Parties shall promptly advise the Court of the Settlement.

      26. The Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to choice of law principles, to the extent that federal law does not apply. Any action based on this Agreement or to enforce any of its terms shall be venued in the United States District Court for the Southern District of New York, which shall retain jurisdiction over all such disputes.

                                       16

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            IT IS HEREBY AGREED by the undersigned as of May 7, 2004.

BERNSTEIN LITOWITZ BERGER &
GROSSMANN LLP                                   BARRACK, RODOS & BACINE

By: /s/ Max W. Berger                           By: /s/ Jeffrey W. Golan
    ------------------------------                  ----------------------------
        Max W. Berger                                   Leonard Barrack
        John P. Coffey                                  Jeffrey W. Golan
1285 Avenue of the Americas                     3300 Two Commerce Square
New York, New York 10019                        2001 Market Street
(212) 554-1400                                  Philadelphia, Pennsylvania 19103
                                                (212) 554-1400

          Co-Lead Counsel for the Class and on Behalf of Lead Plaintiff
              Alan G. Hevesi, Comptroller of the State of New York

PAUL, WEISS, RIFKIND,
WHARTON & GARRISON LLP

By: /s/ Martin London
        -------------------------
        Martin London
        Brad S. Karp
        Eric S. Goldstein
1285 Avenue of the Americas
New York, New York
(212)373-3000

On Behalf of the Citigroup Defendants

Additional Class Plaintiffs' Counsel:

BERMAN DEVALERIO PEASE
TABACCO BURT & PUCILLO                          SCHOENGOLD & SPORN, P.C.

By: /s/ Joseph J. Tabacco                       By: /s/ Samuel P. Sporn
    ----------------------------                    --------------------------
       Joseph J. Tabacco                                Samuel P. Sporn
425 California Street, Suite 2025                       Christopher Lometti
San Francisco, California 94104                 Cannon's Walk
(415) 433-3200                                  19 Fulton Street, Suite 406
                                                New York, New York 10038
                                                (212)267-8137

On Behalf of Class Plaintiffs County of
Fresno and Fresno County Employees'             On Behalf of Class Plaintiff HGK
Retirement Association                          Asset Management

                                       17

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                           STATEMENT BY THE MEDIATORS

      Pursuant to appointment by the Honorable Denise L. Cote, United States District Judge, we have presided over the extensive negotiations between the Parties that led to this Agreement. We can state based on our discussions with the Parties and the information made available to us, that this Settlement was negotiated in good faith and the Settlement and the allocation between the Securities Act and Exchange Act claims are in the public interest.

/s/ Robert W. Sweet, U.S.D.J.               /s/ Michael H. Dolinger, U.S.M.J.
-------------------------------             ----------------------------------
   Robert W. Sweet, U.S.D.J.                    Michael H. Dolinger, U.S.M.J.

                                       18

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                                   SCHEDULE A

      1. Almeda County Employees' Ret. Ass'n, et al. v. Ebbers, et al., No. 03 Civ. 0890 (S.D.N.Y.);

      2.    Am. Int'l Group, et al. v. Ebbers, et al., No. 03 Civ. 9823
(S.D.N.Y.);

      3. Board of Trs. of the Teachers' Ret. Sys. of Illinois v. WorldCom, et al., No. 03 Civ. 0168 (S.D.N.Y.);

      4. California Pub. Employees' Ret. Sys., et al. v. Ebbers, et al., No. 03 Civ. 167 (S.D.N.Y.);

      5. Carpenters Pension Trust for S. Cal. v. Ebbers, et al., No. 03 Civ. 7806 (S.D.N.Y.);

      6.    Crane, et al. v. Ebbers, et al., No. 04 Civ. 1521 (S.D.N.Y.);

      7. Heavy & General Laborers' Locals 472 & 172 Pension & Annuity Funds, et al. v. Citigroup, Inc., et al., No. 03 Civ. 3860 (S.D.N.Y.);

      8.    Illinois St. Bd. of Inv. v. Ebbers, et al., No. 03 Civ. 0170
(S.D.N.Y.);

      9. Illinois Mun. Ret. Fund v. Citigroup Inc., et al., No. 03 L 772 (Illinois Circuit Court, Madison County);

      10. Inter-Local Pension Fund of the Graphic Comm. Int'l Union v. Citigroup, Inc. et al., No. 04 Civ. 1522 (S.D.N.Y.);

      11. Los Angeles Bd. of Fire & Police Pension Comm'rs, et al. v. Ebbers, et al., No. 03 Civ. 2839 (S.D.N.Y.);

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      12.   Maine St. Ret. Sys. v. Citigroup, Inc., et al., No. 03 Civ. 6226
(S.D.N.Y.);

      13. Maintenance Employees Teamsters Local 416 Pension Funds, et al. v. Ebbers, et al., No. 03 Civ. 4500 (S.D.N.Y.);

      14. Maryland-National Capital Park & Planning Comm'n Employees' Ret. Sys. v. Citigroup, Inc., et al., No. 03 Civ. 3859 (S.D.N.Y.);

      15. Minnesota St. Bd. of Inv. v. Citigroup, Inc., et al., No. 03 Civ. 1283 (S.D.N.Y.);

      16. Municipal Employees Ret. Sys. of Mich., et al. v. Citigroup, Inc., et al., No. 03 Civ. 6227 (S.D.N.Y.);

      17. New Mexico State Inv. Council, et al. v. Clifford Alexander, et al., No. D-101-CV-200400790 (New Mexico District Court, Santa Fe County);

      18. New York City Employees' Ret. Sys., et al. v. Ebbers, et al., No. 02 Civ. 8981 (S.D.N.Y.);

      19. Northwestern Mut. Life Ins. Co. v. Citigroup, Inc., et al., No. 03 Civ. 9824 (S.D.N.Y.);

      20. Pacific Life Ins. Co., et al. v. J.P. Morgan Chase & Co., No. 03 Civ. 6225 (S.D.N.Y.);

      21. Public Employees Ret. Sys. of Ohio, et al. v. Ebbers, et al., 03 Civ. 338 (S.D.N.Y.);

      22. Regents of the Univ. of Cal. v. Salomon Smith Barney, Inc., et al., No. 03 Civ. 6219 (S.D.N.Y.);

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      23.   Retirement Sys. of Alabama, et al. v. J.P. Morgan, et al., No. CV
2002 1947(a) (Alabama Circuit Court, Montgomery County);

      24. Screen Actors Guild-Producers Pension & Health Plans, et al. v. Ebbers, et al., No. 03 Civ. 0891 (S.D.N.Y.);

      25. State of Alaska Dept. of Revenue, et al. v. Citigroup, Inc., et al., No. 03 Civ. 6592 (S.D.N.Y.);

      26. State Univs. Ret. Sys. of Illinois v. Ebbers, et al., 03 Civ. 0169 (S.D.N.Y.);

      27.   State of Wis. Inv. Bd. v. Ebbers, et al., No. 03 Civ. 4499
(S.D.N.Y.);

      28. Steelworkers Pension Trust v. Citigroup, et al., No. 03341 (Pennsylvania Court of Common Pleas, Philadelphia County);

      29.   SunTrust Bank, et al. v. Ebbers, et al., No. 02 Civ. 9520
(S.D.N.Y.);

      30. Teachers Ret. Sys. of Louisiana v. Ebbers, et al., No. 03 Civ. 4498 (S.D.N.Y.);

      31. Tennessee Consolidated Ret. Sys. v. Citigroup Inc., et al., No 3:03-0128 (M.D. Tenn.);

      32. United Food & Commercial Workers Union Local 880-Retail Food Employers Joint Pension Fund, et al. v. Ebbers, et al., No. 03 Civ. 0337 (S.D.N.Y.);

      33. Washington St. Inv. Bd. v. Citigroup, Inc., et al., No. 03 Civ. 0892 (S.D.N.Y.);

                                       21

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      34.   West Virginia Inv. Mgmt. Bd. v. WorldCom, Inc., et al., No. 03 Civ.
0171 (S.D.N.Y.).

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